                                                                  EXHIBIT (a)(2)

                              LETTER OF TRANSMITTAL

             to Accompany Certificates for Shares of Common Stock of
                         Hampton Roads Bankshares, Inc.
                              Chesapeake, Virginia

            Delivered Pursuant to the Hampton Roads Bankshares, Inc.
                            Stock Repurchase Program






Return to:

Hampton Roads Bankshares, Inc.
201 Volvo Parkway
Chesapeake, Virginia 23320
Attention: Tiffany K. Glenn

To:  Hampton Roads Bankshares, Inc.

The undersigned is the registered owner of certificate(s) representing shares ("Shares") of outstanding common stock of Hampton Roads Bankshares, Inc. ("Company"). The undersigned hereby tenders to Company the Shares as described herein of Company's Common Stock pursuant to Company's Stock Repurchase Program by exchanging each Share for $8.00 (the "Share Price") as set forth in Company's letter dated December 17, 2001 (the "Offer to Purchase"), upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Company Offer").

Subject to, and effective upon, acceptance for exchange and purchase of the Shares tendered herewith in accordance with the terms of the Company Offer, the undersigned hereby sells, assigns and transfers to Company all right, title and interest in and to all of the Shares that are being tendered here and understands that, in accordance with the Company Offer, Company will mail to the undersigned a check in an amount equal to the Share Price for each one share of Company common stock delivered.

The undersigned hereby represents and warrants the following:

1. The undersigned is the record owner of the certificate(s) hereby delivered and the shares represented by such certificate(s) constitute shares of Company held by the undersigned;

2. The undersigned has full right, power, legal capacity and authority to transfer and deliver such certificate(s); and

3. The undersigned is delivering the certificate(s) for Shares in exchange for the right to receive cash in an amount equal to the Share Price for each one (1) share of Company delivered.

The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender of the certificate(s).




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

          DELIVERY OF HAMPTON ROADS BANKSHARES, INC. STOCK CERTIFICATES

                                                      (If you wish to change your address of record, please print
 Name and Address of Registered Owner(s):             the new address on the lines provided)
===================================================================================================================
(Please Print)                                        Change of Address:                     (Please Print)

                                                      -------------------------------------------------------
                                                      -------------------------------------------------------
                                                      -------------------------------------------------------
===================================================================================================================

Please accept and register the stock certificate(s) representing my shares of Company common stock and issue and deliver a check in an amount equal to the Share Price for each one (1) share of Company delivered, in the name and to the address of the registered owner(s) set forth above, unless a change of address is indicated above.

                           INFORMATION REGARDING SHARE CERTIFICATE(S) DELIVERED:

                                                                                                        Number of Shares
                                                              Certificate Number(s)               Represented by Certificate(s)
                                                              ---------------------               -----------------------------
Total Shares Owned:
                                   -------------
                                                               -----------------                        ----------------
Total Shares to be Sold:*
                                   -------------               -----------------                        ----------------

                                                               -----------------                        ----------------
Total Shares to be Retained:
                                   -------------               -----------------                        ----------------
                                                               Total Shares Delivered
                                                                                                        ----------------

----------------

- Shareholders owning fewer than 100 shares and who tender ALL shares will be given preference if the Stock Repurchase Program is oversubscribed.

===================================================================================================================================
                                                         SHAREHOLDER SIGNATURE

Telephone Number (____) ___________________________                                           Date:  ____________________________

---------------------------------------------------                               -----------------------------------------------
Signature of Shareholder (See Instruction 3)                                        Signature of Shareholder (See Instruction 3)

Signature(s) Guaranteed by:  _______________________________________________ (See Instruction 4)

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificates, or by person(s) authorized to receive certificates. (See Instruction 3).

===================================================================================================================================

===================================================================================================================================

THIS FORM IS A SUBSTITUTE                       Request for Taxpayer Identification Number                  DATE
FOR INTERNAL REVENUE SERVICE FORM W-9
-----------------------------------------------------------------------------------------------------------------------------------
                   PART I - TAXPAYER IDENTIFICATION NUMBER                                 PART II - BACKUP WITHHOLDING
-----------------------------------------------------------------------------------------------------------------------------------

Please enter your taxpayer identification number in the appropriate box.        CHECK THE APPROPRIATE BOX:
For individual taxpayers, this is your social security number. Note: If         [ ] I am NOT subject to Backup Withholding either
your account(s) are in more than one name, please check the enclosed            because I have not been notified that I am subject
guidelines on which number to give. Circle the name above which                 Backup Withholding due to failure to report all to
corresponds to the taxpayer identification number given.                        interest or dividends, or the IRS has notified me
                                                                                that I am no longer subject to Backup Withholding.

  Social Security Number     OR      Employer Identification Number


--------------------------         ----------------------------------

                                                                                [ ] I am subject to Backup Withholding.

                                                                                [ ] I am exempt from Backup Withholding.

-----------------------------------------------------------------------------------------------------------------------------------

CERTIFICATION - Under the penalties of perjury, I certify that the              FOR OFFICE USE ONLY
                information provided on this form is true, correct,
                and complete.

Signature

===================================================================================================================================

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            PLEASE READ CAREFULLY ALL INSTRUCTIONS CONTAINED HEREIN.





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

                                  INSTRUCTIONS

1.       Delivery of Certificates

         This Letter of Transmittal, or a facsimile copy thereof, completed and signed, together with the certificate(s) described herein, should be delivered or mailed to Company at the address specified at the top of the first page of this Letter of Transmittal. The method of delivery of the Letter of Transmittal and the accompanying Company stock certificate(s) is at the election and risk of the stockholder. If delivery is to be by mail, insured, registered mail, return receipt requested is recommended. Upon receipt of your Letter of Transmittal and Company stock certificate(s), Company employees will review such documents to ensure that no other signatures or documentation is required. If your documents are properly completed, Company will mail directly to you at the address you have indicated on the top of the second page of this Letter of Transmittal (unless you have indicated a change of address herein) a check in an amount equal to the Share Price for each one (1) share of Company delivered. You must return the Company stock certificate(s) representing the shares of Company Common Stock registered in your name that are to be sold along with the Letter of Transmittal before it will be processed. For information on what to do if you have lost your certificate(s), please refer to Instruction 8 below.

2. Consequences of Failure to Return Letter of Transmittal or Failure to Surrender Stock Certificates

         A check representing the payment for Shares of Company Common Stock will only be delivered to those persons who furnish this Letter of Transmittal, or a facsimile copy thereof, completed and signed, to Company, together with the stock certificate(s) representing shares of Company Common Stock.

3.       Signatures

         This Letter of Transmittal must be signed in the "Shareholder Signature" box and the "Request for Taxpayer Identification Number" box. See Instruction 5 below.

         If this Letter of Transmittal is signed by the registered holder(s) of the certificate(s) transmitted herewith, the signature MUST CORRESPOND with the name(s) as written on the face of the certificate(s) transmitted without alteration, enlargement or any change whatsoever.

         If any shares of Company Common Stock are registered in the name of joint owners, all joint owners must sign this Letter of Transmittal.

         If the registered holder of the certificate(s) transmitted herewith has sold, donated or otherwise transferred ownership of his/her shares of Company Common Stock, this Letter of Transmittal shall be signed by the last transferee.

         If the registered holder is deceased, this Letter of Transmittal should be signed by the administrator or executor of his or her estate. If the registered holder is incapacitated or otherwise unable to sign, this Letter of Transmittal should be signed by his or her trustee, attorney or legal representative.

         If any one other than a registered holder signs this Letter of Transmittal, his signature must be guaranteed in the manner specified in Instruction 4.

         If, as a result of a sale, gift or other transfer of ownership of shares of Company Common Stock, any check for the payment is to be issued in a name or delivered to an address other than that of the record holder on the books of Company, the certificate(s) being transmitted must be endorsed or accompanied by appropriate signed stock powers, the signatures of which must be guaranteed in the manner specified in Instruction 4.

         If any check for the payment is to be issued in the name of an heir of a decedent's estate, this Letter of Transmittal must be accompanied by an instrument documenting the transfer of title of the shares of Company Common Stock from the decedent's estate.




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

         Any Letter of Transmittal, endorsement of a Company Common Stock certificate, or stock power executed by an agent, attorney, administrator, executor, guardian, trustee or other fiduciary or legal representative, or by an officer of a corporation on its behalf, must also be accompanied by such documentary evidence of appointment and authority to act (including court orders) as Company deems necessary or advisable.

4.       Guarantee of Signatures

         If required pursuant to Instruction 3, your signature(s) on this Letter of Transmittal must be guaranteed by a commercial bank or trust company or by a member of a national securities exchange or the National Association of Securities Dealers, Inc. If you hand deliver the Letter of Transmittal together with your stock certificate(s) to the offices of Bank of Hampton Roads, an officer of Bank of Hampton Roads will guarantee your signature(s). All persons whose signatures are required must be present and you should not sign prior to your delivery of the documents.

5.       Tax Identification Number

         Federal income tax law requires that all stockholders who surrender their certificates representing shares provide Company with a correct taxpayer identification number ("TIN"), which, in the case of a stockholder who is an individual, is his or her social security number. Failure to provide the correct TIN may subject the stockholder to a penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder pursuant to the Company Offer may be subject to backup withholding. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup and reporting requirements and should indicate their exempt status by writing "exempt" across the face of the "Substitute Form W-9." See enclosed "Guidelines for Request for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         To prevent backup withholding you must provide your correct TIN by completing and signing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that you are awaiting a TIN) and that you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

6.       Notice of Change of Address

         If a stockholder changes his or her address following the submission of this Letter of Transmittal, Company must be notified in writing of such change of address.

7.       Single Check

         Unless specific instructions to the contrary are transmitted along with this Letter of Transmittal, a single check for the Share Price will be issued.

8.       Missing Certificates; No Certificates

         If you are unable to locate your certificate(s) representing shares, you will be required to furnish Company with an affidavit to that effect, an agreement to indemnify Company against liability for issuance of a new certificate and, if Company requests, an indemnity bond.

9.       Questions

         All questions concerning this Letter of Transmittal should be made directly to Company at the address at the top of the first page of this Letter of Transmittal. The telephone number is (757) 436-1000.

       GUIDELINES FOR REQUEST FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

What is Backup Withholding? -- Persons making certain payments to you after 1992 are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

         1.       You do not furnish your TIN to the requester, or

         2.       The IRS notifies the requester that you furnished an incorrect
                  TIN, or

         3. You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

         4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

         5. You do not certify your TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

Except as explained in 5 above, other reportable payments are subject to backup withholding only if 1 or 2 above applies. Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding below, and Exempt Payees and Payments under Specific Instructions below, if you are an exempt payee.

Payees and Payments Exempt From Backup Withholding - The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item
(9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items
(2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

         (1)      A corporation.
         (2)      An organization exempt from tax under section 501(a), or an
                  IRA, or a custodial account under section 403(b)(7).
         (3)      The United States or any of its agencies or instrumentalities.
         (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
         (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
         (6) An international organization or any of its agencies or instrumentalities.
         (7)      A foreign central bank of issue.
         (8) A dealer in securities or commodities required to register in the United States or a possession of the United States.
         (9) A futures commission merchant registered with the Commodity Futures Trading Commission.
         (10)     A real estate investment trust.
         (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
         (12)     A common trust fund operated by a bank under section 584(a).





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

         (13)     A financial institution.
         (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee list.
         (15)     A trust exempt from tax under section 664 or described in
                  section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding include the following:

         -        Payments to nonresident aliens subject to withholding under section 1441.
         - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.
         -        Payments of patronage dividends not paid in money.
         -        Payments made by certain foreign organizations.

Payments of interest generally not subject to backup withholding include the following:

         -        Payments of interest on obligations issued by individuals.
                  Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.
         - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
         - Payments described in section 6049(b)(5) to nonresident aliens.
         -        Payments on tax-free covenant bonds under section 1451.
         -        Payments made by certain foreign organizations.
         -        Mortgage interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

SPECIFIC INSTRUCTIONS

Name. - If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your social security card and/or as it was used to apply for your EIN on Form SS-4.

Signature. - For a joint account, only the person whose TIN is shown in Part I should sign.














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